UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2007

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

401 Park Avenue South, New York, New York 10016

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure

Item 9.01 Exhibits

Signatures

Exhibit Index

Exhibit 99.1      PowerPoint dated September 24, 2007

Exhibit 99.2      Press release dated September 21, 2007

Item 7.01 Regulation FD Disclosure

By press release dated September 21, 2007, HMS Holdings Corp. (the "Company") announced it will be presenting at the UBS Global Life Sciences Conference in New York City on September 24, 2007. A copy of the PowerPoint slides that the Company intends to use during its presentation is attached hereto as Exhibit 99.1. A copy of the press release announcing the Company's attendance at the conference is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

          The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	PowerPoint dated September 24, 2007.
99.2	Press release dated September 21, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2007

By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer
(Principal Financial Officer
and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	PowerPoint dated September 24, 2007
99.2	Press release dated September 21, 2007